UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

MURALS BY MAURICE, INC.
Name of Registrant As Specified In Its Charter)

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      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

[ ]   Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:
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MURALS BY MAURICE, INC.
295 N.W. 89TH AVENUE
CORAL SPRINGS, FL 33071

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
TO ALL STOCKHOLDERS OF MURALS BY MAURICE, INC.:

To the Stockholders of Murals by Maurice, Inc.:

We are please to inform you of the decision made by a majority of stockholders of Murals by Maurice, Inc. (“MUBM”) have voted to:

•	Change of our corporate name from Murals by Maurice, Inc. to Décor Products International, Inc.; and
•	Authorize the Board of Directors of Murals By Maurice, Inc. to effect up to a 1 for 10 reverse split.

MUBM common stock currently is traded on the OTC Bulletin Board under the symbol “MUBM.” The most recent reported closing price of MUBM common stock on June 16, 2009 was $.55 per share.

The holders of a majority of our outstanding common stock, owning approximately 89.0% of the outstanding shares of our common stock, have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about July 6, 2009.

WE ARE NOT ASKING FOR A PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Florida Business Corporation Law and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

On behalf of the Board of Directors,

                                         /s/ Maurice Katz
                                         President, Chairman of the Board

This Proxy Statement is dated                     , 2009, and is being first mailed to MUBM shareholders on or about                     , 2009.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (954) 701-1132. For a written request, mail request to 295 Northwest 89th Avenue, Coral Springs, Florida 33071. To obtain timely delivery, security holders must request the information no later than five business days before ________, 2009.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

MURALS BY MAURICE, INC.

Contents
Section                                                                                                                                                                                                                                                                                                   Page
Introduction	5
5
Item 1. Information Required by Items of Schedule 14A

A. No Time, Place or Date for Meeting of Shareholders	5
B. Amendment of Charter, Bylaws or Other Documents	5
C. Dissenters' Rights	6
D. Voting Securities and Principal Holders Thereof	6
E. Directors and Executive Officers	7
F. Compensation of Directors and Executive Officers	7
G. Independent Public Accountants	7
H. Compensation Plans	8
I. Authorization or Issuance of Securities Otherwise than for Exchange	8
J. Financial and Other Information	8
K. Mergers, Consolidations, Acquisitions and Similar Matters	18
L. Acquisition or Disposition of Property	18
M. Restatement of Accounts	18
N. Other Proposed Action.	18
O. Information Required in Investment Company Proxy Statement.	18
P. Delivery of documents to security holders sharing an address.	18

Item 2. Statements that Proxies are not Solicited	18

Item 3. Interest of Certain Persons or Opposition to Matters to Be Acted Upon	18

Item 4. Proposals by Security Holders	18

Item 5. Delivery of documents to security holders sharing an address. Signatures	18 18

MURALS BY MAURICE, INC.
295 N.W. 89TH AVENUE
CORAL SPRINGS, FL 33071

INFORMATION STATEMENT
June 16, 2009

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about July 6, 2009 to the stockholders of record Murals by Maurice, Inc. at the close of business on June 16, 2009. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the record date, we had 9,043,214 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

This Information Statement is first being mailed on or about July 16, 2009. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Section 607.0704 of the Florida General Corporation Law.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of MUBM.

The Board of Directors has recommended and the majority shareholders of MUBM have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to MUBM’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Florida. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "MBUM". Information about us can be found in our December 31, 2008 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about July 6, 2009 to the holders of Common Stock as of the Record Date of June 16, 2009.

B.  AMENDMENT OF CHARTER

REVERSE SPLIT PROPOSAL

On June 16, 2009, MUBM’s Board of Directors and shareholders holding the majority of issued and outstanding Common Stock approved up to a 1 for 10 reverse stock split of its $.001 par value Common Stock. The par value of Common Stock will not change. All the fractional shares will be rounded up to the nearest whole share. With the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any stockholder's proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities.

REASONS FOR THE REVERSE SPLIT PROPOSAL

The reverse split will decrease the number of shares of Common Stock and increase the per share market price for the Common Stock. The effect of the reverse stock split upon the market price for its Common Stock cannot be predicted. There can be no assurance that the market price per share of MUBM's Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of its Common Stock outstanding resulting from the reverse stock split. The market price of MUBM's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding. There are currently no plans to issue the additional shares of Common Stock available as a result of this reverse split.

EFFECT

The principal effects of the reverse split will be as follows:

Based upon 9,043,214 shares of Common Stock outstanding on June 16, 2009, the reverse split would decrease the outstanding shares of Common Stock by up to 90% or to 904,321 shares of Common Stock issued and outstanding. Further, any outstanding options, warrants and rights to purchase Common Stock as of the effective date that are subject to adjustment will be decreased accordingly.

MUBM will obtain a new CUSIP number for the Common Stock at the time of the reverse split. Following the effectiveness of the reverse split, up to every ten shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of the Common Stock.

As a result of the reverse split, some stockholders may own less than 100 shares of Common Stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares.

Exchange of Certificate and Elimination of Fractional Share Interests

On the date of the reverse split up to ten (10) shares of Common Stock will automatically be combined and changed into one share of Common Stock. No additional action on our part or any shareholder will be required in order to affect the reverse split. Shareholders will be requested to exchange their certificates representing shares of Common Stock held prior to the reverse split for new certificates representing shares of Common Stock. Shareholders will be furnished with the necessary materials and instructions to affect such exchange promptly following the effective date of the reverse split. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Common Stock outstanding prior to the reverse split are not presented for exchange upon request by the Company, any dividends that may be declared after the date of the reverse split with respect to the Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange. At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-reverse split Common Stock will be issued to any shareholder. All the fractional shares will be rounded up to the nearest whole share. In lieu of any such fractional share interest, each holder of pre-reverse Common Stock who would otherwise be entitled to receive a fractional share of post-reverse Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse Common Stock held by such holder.

NAME CHANGE PROPOSAL

The amendment to the Company’s Certificate of Incorporation, will change the Company’s name from Murals By Maurice, Inc. to Décor Products International, Inc.  The Company believes that the name change would be in the best interest of the Company because it has been in recent talks with a candidate for a merger, and although no definitive agreement has yet been reached, we feel that changing the name of the company might make us a more attractive merger partner for this particular company and it would more accurately describe the Company’s business in the event we can reach an agreement on a merger.  The merger candidate that we have been meeting with and are currently in the process of courting is a Chinese based paper company.  We feel that in the event we are able to strike an agreement with this company we will be able to add significant value to our stock.  While we have been working hard to reach an agreement and have even attempted to execute a written agreement with this prospective buyer we have been unsuccessful in actually achieving a “meeting of the minds” as required by relevant contract law of the United States.  While we continue to court this buyer we plan to possibly restructure our organization in order to induce a potential merger and help position ourselves as an attractive merger target.  We were introduced to this particular buyer by our Director Weiheng Cai who is familiar with the company through his prior business dealings in China.  Our Board of Director’s believes that these discussions have thus far been unsuccessful for several reasons including but not limited to:

-  Physical distance between China and the United States

-  Significant cultural differences between China and the United States

-  Negotiating tactics that are complex and foreign to western culture

-  Differences between the Chinese business culture and American business culture as they relate to timing of business transactions.

-  Significant fluctuations in global economic conditions and world trade

-  Significant fluctuations in the United States Capital markets

-  Difficulty with communication as a result of language barriers

-  Difficulty with communication as a result of the twelve hour time difference

-  Problems relating to currency exchange and capital flows and differing expectations in payment/settlement

-	Fluctuations between the United States Dollar and the Chinese Yuan

   The board of directors feels the name change is a relatively simple corporate action that demonstrates our good faith commitment to continue with the discussions for a possible merger, which up until this point have been unsuccessful.  The Company intends to file the Certificate of Amendment promptly after the stockholders approve the name change at which time the Company will also change its name and stock symbol on the Over the Counter Bulletin Board. Attached as Exhibit A and incorporated herein by reference is the text of the proposed amendment to the Articles of Incorporation.

C. DISSENTERS' RIGHTS.

MUBM is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida General Corporation Law. No dissenters' rights under the Florida General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

D. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On June 16, 2009 our Board of Directors approved the proposal to amend our corporate charter to authorize up to a 1 for 10 reverse split of our Common Stock and to change the name of the corporation from Murals By Maurice, Inc. to Décor Products International, Inc. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date.  The actual affirmative vote was 88.5% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

               VOTING SECURITIES OF THE COMPANY:

As of June 16, 2009 (the "Record Date"), MUBM had 9,043,214 shares of Common Stock issued and outstanding out of 100,000,000 authorized shares of Common Stock.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of MUBM issued and outstanding are Common Stock, $.001 par value, and Preferred Stock, $.001 par value. The table on the following page sets forth, as of June 16, 2009, certain information with respect to the Common Stock and Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of MUBM; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 9,043,214 shares of Common Stock outstanding and zero shares of Preferred Stock as of June 16, 2009.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 16, 2009

Name and Address of Beneficial Owner	Common Stock Beneficially Owned[1]	Percent of Class
Maurice Katz [2] 295 Northwest 89th Avenue Coral Springs, Florida 33071	8,000,000	88.5%
Greentree Financial Group, Inc. 7951 Southwest Sixth Street Suite 216 Plantation, Florida 33324	465,000	5.14%

[1] Based on 9,043,214 issued and outstanding shares of common stock.

[2] Maurice Katz is the founder, President, CEO, and a Director of the Company and has served as such since inception.

The following table shows information as of June 16, 2009 with respect to each of the beneficial owners of the Company’s Common Stock by its executive officers, directors and nominee individually and as a group:

Name and Address	Position	Common Stock Beneficially Owned[1]	Percent of Shares
Maurice Katz[2] 295 Northwest 89th Avenue Coral Springs, Florida 33071	President, CEO and Director	8,000,000	88.5%
Weiheng Cai [3] 2727 Center Court Drive Weston, Florida 33017	Director	50,000	0.55%
All officers and directors as a group (2 persons)		8,050,000	89.05%

[1] Based on 9,043,214 issued and outstanding shares of common stock.

[2] Maurice Katz is the founder, President, CEO, and a Director of the Company and has served as such since inception.

[3] Weiheng Cai is a member of the Company’s Board of Directors and has served as such since inception on January 11, 2007.

E. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

Name	Age	Position
Maurice Katz	28	President, CEO, and Director
Weiheng Cai	36	Independent Director

Biographies

Maurice Katz, age 28, apprenticed under local artist, Michelle Morse.  He has been painting murals full time since the late 1990s and has over six years of experience in the mural painting industry.  He is the talented and creative artist who founded the Company, and he currently serves as President, CEO, and as a Director.

Weiheng Cai, age 36, has worked as a technical consultant for the past 5 years both independently and for Conceptual Management, Inc., his wholly-owned company. Mr. Cai primarily performs his services from the Peoples Republic of China where he resides. Mr. Cai performs website development services for emerging companies. Mr. Cai also helped us facilitate our common stock offering to our offshore investors. He has a BS in Business Administration from the University of North Carolina.

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there are only two (2) directors serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of the Company's directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended December 31. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

F.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to us for the prior fiscal years ended December 31, 2008, 2007, and 2006, of those persons who were either the chief executive officer during the last completed fiscal year or any other compensated executive officers as of the end of the last completed fiscal year, and whose compensation exceeded $100,000 for those fiscal periods.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonquali- fied Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)
Maurice Katz President &Director	2008 2007 2006	$$16,300 $33,113 -	- - -		- - -	- - -	- - -	- - -	- - -		$$16,300 $33,113 -
Weiheng Cai Director	2008 2007 2006	- - -	- - -	$	- 50 -	- - -	- - -	- - -	- - -	$	- 50 -

G.	INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is Traci J. Anderson, CPA. We WILL NOT have a meeting of shareholders but Ms. Anderson will have the opportunity to make a statement if so desired. Ms. Anderson has offered to make herself available by email to respond to appropriate questions, if any should arise.

We have not had any changes in accountants since inception. Below is breakdown of our Audit Fees paid to Ms. Anderson for the 2007 and 2008 fiscal year end audits.

Audit Fees

2007:                      $3,500
2008:                      $2,500

Audit Related Fees

None.

Tax Fees

None.

All Other Fees

None.

The following table represents the aggregate fees billed for professional audit services rendered to the independent auditor, Traci J. Anderson, CPA ("Anderson") for our audit of the annual financial statements for the years ended December 31, 2008 and 2007. Audit fees and other fees of auditors are listed as follows:

Year Ended December 31	2008		2007
	Anderson		Anderson

Audit Fees (1)	$2,500	(2)	$3,500	(2)
Audit-Related Fees (3)	--		--
Tax Fees (4)	--		--
All Other Fees (5)	--		--
Total Accounting Fees and Services	$2,500		$3,500

(1)
Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Forms 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	The amounts shown for Anderson relate to services in connection with consents and assistance with and review of documents filed with the Securities and Exchange Commission.
(3)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.
(4)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
(5)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

              H.   COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

              I.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities otherwise than for exchange for outstanding securities of the registrant.

              J.  FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Because this is only a financial summary, it does not contain all the financial information that may be important to you. It should be read in conjunction with the financial statements and related notes presented in this section.

Audited Financial Summary Information for the Years Ended December 31, 2008 and 2007

Statements of Operations	For the year ended December 31, 2008	For the year ended December 31, 2007

Sales	$15,904	$17,958
Cost of Sales	$(1,974)	$(0)
Total Revenue	$13,930	$17,958
Operating expenses	$33,014	$159,442
(Loss) from operations	$(19,084)	$(141,484)
Net (loss)	$(19,084)	$(141,484)
Net loss per common share	**	**

** Less than $.01

Balance Sheet	As of December 31, 2008

Cash	$83
Total current assets	$83
Other assets	$6,156
Total Assets	$6,239
Current liabilities	$18,830
Stockholders’ equity	$(12,591)
Total liabilities and stockholders’ equity	$6,239

CONTENTS

INDEPENDENT AUDITOR’S REPORT                 10

 BALANCE SHEET                                                   11

 STATEMENT OF OPERATIONS                          12

 STATEMENT OF STOCKHOLDERS’ DEFICIT  13

 STATEMENT OF CASH FLOWS                         14

NOTES TO FINANCIAL STATEMENTS             15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors:
Murals by Maurice, Inc.

I have audited the consolidated balance sheet of Murals by Maurice, Inc. as of December 31, 2008, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the two years ended December 31, 2008. These consolidated financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these consolidated financial statements based on our audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, I express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Murals by Maurice, Inc. as of December 31, 2008, and the results of its consolidated operations and its cash flows for the two years ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered recurring losses, has negative working capital, and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note E. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson
Traci J. Anderson, CPA

Huntersville, North Carolina

April 6, 2009

Murals by Maurice, Inc.
Balance Sheet

	As of December 31,
	2008	2007
ASSETS

CURRENT ASSETS:
Cash	$83	$944
TOTAL CURRENT ASSETS	83	944

FIXED ASSETS:
Equipment	9,720	9,720
Accumulated Depreciation	(3,564)	(1,620)
TOTAL FIXED ASSETS	6,156	8,100

TOTAL ASSETS	$6,239	$9,044

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILTIES
Accounts Payable and Other Payables	$18,830	$-
TOTAL CURRENT LIABILITIES	18,830	-

STOCKHOLDERS' DEFICIT
Preferred stock ($0.001 par value; 5,000,000 shares authorized:
none issued and outstanding at December 31, 2008)	-	-
Common stock ($0.001 par value; 100,000,000 shares authorized;
8,892,500 shares issued and outstanding at December 31, 2008)	8,893	8,893
Paid in Capital	139,084	141,635
Accumulated Deficit	(160,568)	(141,484)
TOTAL STOCKHOLDERS' DEFICIT	(12,591)	9,044

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$6,239	$9,044

The accompanying notes are an integral part of these financial statements.

Murals By Maurice, Inc.
Statement of Operations
	For the Years Ended
	December 31,
	2008	2007
REVENUES:
Sales	$15,904	$17,958
Cost of Goods Sold	1,974	-
Total Revenue	13,930	17,958

EXPENSES:
Professional Fees	16,300	33,113
Stock Issued for Services	-	108,200
Selling, General, and Administrative	16,714	18,129
Total Expenses	33,014	159,442

Loss from operations	$(19,084)	$(141,484)

Provision for income taxes	-	-

NET LOSS	$(19,084)	$(141,484)

Basic and fully diluted net loss per common share:	$(0.00)	$(0.02)

Weighted average common shares outstanding	8,892,500	6,826,667

The accompanying notes are an integral part of these financial statements.

Murals by Maurice, Inc.
Statement of Stockholders' Deficit
For the year ended December 31, 2008

					Additional
	Common Stock		Preferred stock		Paid-in	Deficit
	Shares	Amount	Shares	Amount	Capital	Accumulated

Balances, January 1, 2007	-	$-	-	$-	$-	$-

Net loss for the period	-	-	-	-	-	(141,484)

Capital Contribution/(Distribution)	-	-	-	-	3,828	-

Issuance of common shares	8,892,500	8,893	-	-	137,807	-

Balances, December 31, 2007	8,892,500	$8,893	-	$-	$141,635	$(141,484)

Net loss for the period	-	-	-	-	-	(19,084)

Capital Contribution/(Distribution)	-	-	-	-	(2,551)

Balances, December 31, 2008	8,892,500	$8,893	-	$-	$139,084	$(160,568)

The accompanying notes are an integral part of these financial statements.

Murals by Maurice, Inc.
Statement of Cash Flows

	For the Years Ended
	December 31,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(19,084)	$(141,484)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Value of Shares Issued for consulting services	-	108,200
Depreciation	1,944	1,620
Changes in Operating Assets and Liabilities:
Increase/(Decrease) in Accounts Payable and Other Payables	18,830	-
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	1,691	(31,664)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Equipment	-	(9,720)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	-	(9,720)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital Stock purchase	-	38,500
Shareholder Contribution/(Distribution)	(2,551)	3,828
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(2,551)	42,328

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(860)	944

CASH AND CASH EQUIVALENTS,
BEGINNING BALANCE	944	-

ENDING BALANCE	$83	$944

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE YEAR FOR:
Interest	$-	$-
Taxes	$-	$-

NON CASH PAID DURING THE YEAR FOR:
Stock Issued for Consulting Services	$-	$108,200

The accompanying notes are an integral part of these financial statements.

Murals by Maurice, Inc.
Notes to Financial Statements

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Murals by Maurice, Inc. (“The Company”) was organized under the laws of the State of Florida on January 11, 2007 as a corporation.  The Company’s business is to create artwork in the form of murals, canvas painting, trompe l’oeil, faux and various other media in churches, businesses, temples, schools, and private homes.  The Company’s objective is to transform the owner’s passion and creative talent into a completed project that will meet or beat the client’s greatest expectation.

Basis of Presentation—The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The financial statements above reflect all of the costs of doing business.

Revenue Recognition—The Company’s policy is to recognize income when it is earned.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the  financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Net Income per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net income for the period presented in the computation of diluted earnings per share.

Deferred Taxes—Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.  As of December 31, 2008 the balance in Accounts Receivable was $0.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the year ended December 31, 2008.

Property and Equipment—Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining from five to seven years.  New equipment assets in the amount of $9,720 were contributed in March of 2007 by the President and CEO of the Company.  These assets will be depreciated of their estimated useful life which the Company has determined to be 5 years.  The estimated annual depreciation expense is $1,944 per year.  Total depreciation expense for the year ended December 31, 2008 was $1,944.

Stock-Based Compensation—The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123R.  This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions).  That cost will be recognized over the period during which an employee is required to provide service in exchange for the award—the requisite service period (usually the vesting period).  No compensation cost is recognized for equity instruments for which employees do not render the requisite service.

Recent Accounting Pronouncements—In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, in February 2008 the FASB Staff Position No. 157-2 was issued, which delays the effective date of the requirements of SFAS 157 as to nonfinancial assets and nonfinancial liabilities except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The effective date has been deferred to fiscal years beginning after November 15, 2008 for these nonfinancial assets and liabilities. The Company’s adoption of SFAS 157 on January 1, 2008 did not have a material impact on its consolidated financial position, results of operations or cash flows during the year ended December 31, 2008. The Company does not expect the deferred portion of the adoption of SFAS 157 to have a material impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”).  SFAS 141R establishes principles and requirements for how the acquirer in a business

Murals by Maurice, Inc.
Notes to Financial Statements

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Recent Accounting Pronouncements (cont.)
combination recognizes and measures in its financial statements the fair value of identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree at the acquisition date.  SFAS 141R determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS 141R is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of adopting SFAS 141R on its consolidated results of operations and financial condition and plans to adopt it as required in the first quarter of fiscal 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS 160”), an amendment of Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”).  SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Minority interests will be recharacterized as noncontrolling interests and will be reported as a component of equity separate from the parent’s equity, and purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. In addition, net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement and upon a loss of control, the interest sold, as well as any interest retained, will be recorded at fair value with any gain or loss recognized in earnings. This pronouncement is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of adopting SFAS 160 on its consolidated results of operations and financial condition and plans to adopt it as required in the first quarter of fiscal 2009.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133.” SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement, which is expected to occur in the first quarter of 2009, is not expected to have a material effect on the Company’s consolidated financial statements.

In June 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In June 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts — An interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2008 and 2007 are summarized as follows:

Cash paid during the years ended December 31, 2008 and 2007 for interest and income taxes:

                        2008         2007

Income Taxes                                         $ ---           $ ---
Interest                                                    $ ---           $ ---

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2008.

NOTE D—INCOME TAXES

Due to the operating loss and the inability to recognize an income tax benefit, there is no provision for current or deferred federal or state income taxes for year ended December 31, 2008.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.
The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2008 is as follows:

Total Deferred Tax Asset	$(63,400)
Valuation Allowance	63,400
Net Deferred Tax Asset	$-

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for year ended December 31, 2008 and 2007 is as follows:

	2008	2007
Income tax computed at the federal statutory rate	34.0%	34.0%
State income tax, net of federal tax benefit	5.5%	5.5%
Total	39.5%	39.5%
Valuation allowance	-39.5%	-39.5%
Total deferred tax asset	0.0%	0.0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased (decreased) by approximately $55,800 and $7,600 for the years ended December 31, 2008 and 2007.

As of December 31, 2008, the Company had a federal and state net operating loss carry forward in the amount of approximately $160,567, which expires in the year 2028.

NOTE E—GOING CONCERN

As shown in the accompanying audited financial statements, the Company has suffered a loss from operations to date. It has experienced a loss of $19,084 and $141,484 for the years ended December 31, 2008 and 2007, it has a negative working of capital of $18,747. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management’s plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow.  Additionally, the Company must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE F—COMMITMENTS

As of December 31, 2008, the Company had no commitments.

NOTE G—CAPITAL STOCK

The Company is authorized to issue 100,000,000 common shares at $.001 par value per share.

For the year ended December 31, 2007, the Company issued the following shares:

Name	Number of shares	Cash or Services	Price per share	Total value
Maurice Katz	8,000,000	service	Ceo/President	$8,000
Robin Beugeltas	150,000	service	Founder	$150
Michelle Starkey	2,500	cash	$.20 per share	$500
Mark Newburg	2,500	cash	$.20 per share	$500
Isamu Chung & Stephanie Chung	25,000	cash	$.20 per share	$5,000
Rubin Useche	5,000	cash	$.20 per share	$1,000
Phillip P. Gager	2,500	cash	$.20 per share	$500
Guardian Registrar & Transfer, Inc.	50,000	service	$.20 per share	$10,000
Lars K. Larson	2,500	cash	$.20 per share	$500
Janet Giles	2,500	cash	$.20 per share	$500
Weiheng Cai	50,000	service	Director	$50
Greentree Financial Group, Inc.	500,000	service	$.20 per share	$100,000
Offshore investors	100,000	cash	$.20 per share	$20,000
				$146,700

For the year ended December 31, 2008, the Company did not issue any common shares.

The Company is authorized to issue 5,000,000 preferred shares at $.001 par value per share.  For the years ended December 31, 2008 and 2007, the Company did not issued any preferred shares.

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward Looking Statements

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements, our expansion strategy, our ability to achieve operating efficiencies, our dependence on distributors, capacity, suppliers, industry pricing and industry trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the Securities and Exchange Commission (the "Commission"). Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: 1) our ability to successfully develop, manufacture and deliver our magazines on a timely basis and in the prescribed condition; 2) our ability to compete effectively with other companies in the same industry; 3) our ability to raise sufficient capital in order to effectuate our business plan; and 4) our ability to retain our key executives.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

The following discussion should be read in conjunction with the audited financial statements included in this information statement and is qualified in its entirety by the foregoing.

Revenues (for the years ended December 31, 2008 and 2007).

Net revenues were $13,930 and $17,958 for the years ended December 31, 2008 and 2007, respectively. The sales revenues were due primarily to painting murals for local business. The decrease in revenues was due to declining economic conditions in which mural painting is a luxury that many businesses can not afford.

Cost of Sales (for the years ended December 31, 2008 and 2007).

Cost of revenue primarily includes cost of supplies for the murals. During the year ended December 31, 2008, we had cost of revenues of $1,974, or approximately 12.4% of revenues, versus cost of revenues of $0, or approximately 0% of revenues. The cost of revenue as a percentage of revenue increased due the purchase of new supplies, more efficient supplies, and more quantity of supplies.

Expenses (for the years ended December 31, 2008 and 2007).

Operating expenses for the year ended December 31, 2008 were $33,014 compared to operating expenses of $159,442 for the year ended December 31, 2007. The decrease in operating expenses was due to the cost of going public in 2007 and the cost of being a public reporting company in 2008. Also, a decrease in professional fees from $33,113 to $16,300, in 2007 and 2008 respectively, account for the decrease in operating expenses.

Income Taxes (for the years ended December 31, 2008 and 2007).

We had no provision for income taxes for the year ended December 31, 2008 and 2007, respectively, due to our net loss.

If we incur losses, we may have a deferred tax asset. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment. We do not currently have any net deferred tax assets.

Income/Losses (for the years ended December 31, 2008 and 2007).

We had a net (loss) of $(19,084) and $(141,484) for the years ended December 31, 2008 and 2007, respectively. The net (loss) in these periods was due primarily to operational expenses, which were $33,014 and $159,442 for the years ended December 31, 2008 and 2007, respectively. It is also a function of revenues, cost of sales and other expenses as described in the upcoming paragraphs below.

Impact of Inflation.

We believe that inflation has had a negligible effect on operations since inception. We believe that we can offset inflationary increases in the cost of operations by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources (for the years ended December 31, 2008 and 2007).

Net cash flows provided by operating activities were $1,691 for the year ended December 31, 2008 and net cash flows used in operating activities were $31,664 for the year ended December 31, 2007. This is primarily attributable to a net loss, which were $19,084 and $141,484 for the years ended December 31, 2008 and 2007, offset by depreciation expense of $1,944 and 1,620 for the year ended December 31, 2008 and 2007 respectively, and increases in accounts payable in 2008.

There were no cash flows from investing activities for the years ended December 31, 2008. There was a net cash used in investing activities for the year ended December 31, 2007 due to the purchase of equipment for $9,720.

Net cash flows provided by (used in) financing activities were $(2,551) and $42,328 for the years ended December 31, 2008 and 2007, attributable to the capital stock purchase amount in 2007 for $38,500. During the year ended December 31, 2008, we had a shareholder distribution of $2,551 and a shareholder contribution for the years ended December 31, 2008 and 2007, respectively.

Overall, we have funded all of our cash needs from inception through December 31, 2008 with proceeds from issuance of our common stock.

On December 31, 2008, we had cash of $83 on hand. We are not in default or in breach of our note or lease or other indebtedness or financing arrangement requiring us to make payments.

No significant amount of our trade payables has been unpaid within the stated trade term. We are not subject to any unsatisfied judgments, liens or settlement obligations.

Going concern

As shown in the accompanying consolidated financial statements, we have suffered recurring losses from operation to date. We have a retained deficiency of $160,568 as of December 31, 2008. These factors raise substantial doubt about our ability to continue as a going concern.

Management's plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase revenues in an effort to generate positive cash flow. Additionally, we must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable for smaller reporting companies.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

No changed or disagreements with accountants on accounting and financial disclosure.

              K.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Please see the Name Change Proposal in B. above.

              L.  ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

              M.  RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

N.  OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Schedule 14C.

              O.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

              P.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

MUBM’s Annual Report on Form 10-K for the year ended December 31, 2008 is hereby incorporated by reference, which will be delivered with this Information Statement on or about July 6, 2009 to the holders of Common Stock as of the Record Date of June 16, 2009.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless MUBM has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company at (954) 701-1132. For a written request, mail request 295 Northwest 89th Avenue, Coral Springs, Florida 33071.

Our Annual Report on Form 10-K, for the year ended December 31, 2008, including audited financial statements as of that date, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by MUBM can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

MURALS BY MAURICE, INC.

/s/ Maurice Katz Maurice Katz President Chairman of the Board of Director

Dated: June 16, 2009

By the order of the Board of Directors

By: /s/ Maurice Katz
Maurice Katz President Chairman of the Board of Director By: /s/ Weiheng Cai Weiheng Cai Independent Director